UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): November 9, 2004



                         AUTOMATIC DATA PROCESSING, INC.
            (Exact name of registrant as specified in its charter)

Delaware                       1-5397                             22-1467904
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(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                     Identification
incorporation)                                                  No.)



One ADP Boulevard, Roseland, New Jersey                              07068
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (973) 974-5000
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                                  N/A
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     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On November 9, 2004, Mr. Josh Weston, a director of the Registrant since 1977, retired from the Registrant's Board of Directors in accordance with the automatic retirement provision of the Board's retirement policy that provides that at each Annual Meeting of the Registrant, the oldest member of the Board of Directors shall automatically retire, until there are no directors over the age of 72. Mr. Henry Taub, the Registrant's founder, is exempt from this automatic retirement provision.

                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004

                                       AUTOMATIC DATA PROCESSING, INC.


                                       By: /s/   Karen E. Dykstra
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                                          Name:  Karen E. Dykstra
                                          Title: Chief Financial Officer